SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 2, 2004

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:
(516) 803-2300

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA
FINANCIAL INFORMATION AND EXHIBITS

(c)                   Exhibits.

99.1         Earnings Press Release dated March 2, 2004

ITEM 12.                                             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 2, 2004, the Registrants announced their financial results for the quarter and year ended December 31, 2003.  A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Andrew B. Rosengard
		Name:	Andrew B. Rosengard
		Title:	Executive Vice President - Finance

Dated: March 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ Andrew B. Rosengard
		Name:	Andrew B. Rosengard
		Title:	Executive Vice President - Finance

Dated: March 3, 2004